UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934*

Date of Report (Date of earliest event reported):  May 27, 2004

Finlay Fine Jewelry Corporation

(Exact name of registrant as specified in its charter)

Delaware	33-59380	13-3287757
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

529 Fifth Avenue, New York, New York		10017
(Address of principal executive offices)		(zip code)

Registrant’s Telephone Number, including Area Code: (212) 808-2800

N/A
(Former name or former address, if changed since last report)

* The Registrant is not subject to the filing requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 and is voluntarily filing this Current Report on Form 8-K.

Item 5.                                   Other Events and Required FD Disclosure

On May 27, 2004, Finlay Enterprises, Inc. (the “Company”) announced its wholly-owned subsidiary, Finlay Fine Jewelry Corporation (“Finlay Jewelry”), had priced its offering of $200 million of senior notes due June 1, 2012. The notes will accrue interest at the rate of 8 3/8% per annum.

The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.                                   Financial Statements, Pro Forma Financial Information and Exhibits.

(a) – (b)                              Not applicable.

(c)                                                          Exhibits.

The following exhibit is furnished with this Form 8-K:

99.1                           Finlay Enterprises, Inc. press release dated May 27, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINLAY FINE JEWELRY CORPORATION
(Registrant)

Dated: May 28, 2004	By:	/s/ Bruce E. Zurlnick
Bruce E. Zurlnick
Senior Vice President, Treasurer
and Chief Financial Officer